Exhibit 99.1

Xenetic Biosciences Reports Third Quarter 2026 Financial Results and Highlights Strategic Business Updates

Proposed share exchange transaction expected to create a multi-indication clinical stage company focused on targeting neutrophil extracellular traps (NETs)

Joint pipeline includes four first-in-class programs, including pivotal-stage programs in sepsis and systemic lupus erythematosus (SLE), both of which have received FDA Breakthrough Device Designation

Ongoing generation of translational data demonstrating that DNase I enhanced antitumor activity across four CAR targets in preclinical models of leukemia, lymphoma, multiple myeloma and glioblastoma

First clinical evaluation of Xenetic’s systemic DNase technology combined with CAR T-cell therapy in an investigator-initiated study conducted at Tel Aviv Sourasky University Medical Center with initial efficacy data expected in Q2 2027

FRAMINGHAM, MA – (November 13, 2026) – Xenetic Biosciences, Inc. (NASDAQ: XBIO) (“Xenetic” or the “Company”), a biopharmaceutical company focused on advancing innovative immuno-oncology technologies addressing difficult to treat cancers, today reported financial results for the third quarter ended September 30, 2026, and highlighted its proposed share exchange transaction with Santersus AG ("Santersus"), which is expected to establish a Nasdaq-listed, clinical-stage company with a differentiated pipeline targeting neutrophil extracellular traps (NETs) across multiple high-value therapeutic indications.

"This is a defining period for Xenetic as we work toward completing a transaction that we believe has the potential to fundamentally transform the Company's clinical development profile and long-term value proposition," said James Parslow, Interim Chief Executive Officer and Chief Financial Officer of Xenetic Biosciences. "Santersus is expected to bring an established clinical-stage platform, two FDA Breakthrough Device Designations and a pipeline targeting serious diseases with substantial unmet medical needs. Importantly, the proposed combined company would have multiple development programs and potential catalysts, including an ongoing pivotal sepsis study, planned advancement in lupus and an anticipated oncology clinical readout in 2027."

Mr. Parslow continued, "We believe the complementary nature of NucleoCapture® and Xenetic's DNase platform provides a differentiated opportunity to address NETs through distinct mechanisms, potentially expanding the therapeutic reach of the combined platform. Our focus remains on advancing the proposed transaction and positioning the combined organization to execute against its development priorities and build sustainable stockholder value."

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Third Quarter 2026 and Recent Strategic Highlights

•	Initiated Clinical Evaluation of DNase I in Combination with CAR T-Cell Therapy: Announced the first patient dosed in an investigator-initiated, Phase I (NCT07361224) clinical study evaluating systemic recombinant human DNase I in combination with anti-CD19 CAR T-cell therapy in patients with large B-cell lymphoma (LBCL). The study is being conducted at Tel Aviv Sourasky University Medical Center in Israel in collaboration with PeriNess Ltd., with initial efficacy data expected in the second quarter of 2027.
•	Advanced Pre-Clinical Development Strategy in CAR T cell therapy: Research examines a self-reinforcing niche of therapy resistance created by extracellular chromatin and NETs released during CAR T-cell killing and its reversal by DNase I.
•	Announced Definitive Exchange Agreement with Santersus AG: Entered into a definitive share exchange agreement to, subject to Xenetic’s stockholder approval, acquire all of the outstanding share capital of Santersus AG in exchange for newly issued shares of Xenetic in an all-stock transaction (the “Proposed Transaction”). The Proposed Transaction is expected to create a Nasdaq-listed clinical-stage company focused on targeting neutrophil extracellular traps (NETs) across multiple therapeutic indications. After closing, the combined company is expected to continue to trade on the Nasdaq Capital Market as Santersus Bio, Inc., under new ticker symbol “SNTS”. The Proposed Transaction has been unanimously approved by the Board of Directors of Santersus. Xenetic’s Board of Directors – acting on the unanimous recommendation of its independent Special Committee – has also approved the Proposed Transaction and recommends that Xenetic stockholders vote in favor of the Proposed Transaction. The Proposed Transaction is expected to close in the first quarter of 2027, subject to approval by Xenetic stockholders, the shares of Xenetic common stock issuable in the Proposed Transaction having been approved for listing on Nasdaq, the effectiveness of a resale registration statement on Form S-1 to be filed with the U.S. Securities and Exchange Commission (“SEC”), and the satisfaction or waiver of other customary closing conditions.

Summary of Financial Results for Third Quarter 2026

Royalty revenue for the three months ended September 30, 2026 decreased approximately 29% to approximately $0.7 million, compared to approximately $1.0 million for the comparable prior-year period. The decrease was primarily attributable to positive royalty adjustments recognized from certain countries during the third quarter of 2025 under the Company's sublicense agreement with Takeda Pharmaceutical Co. Ltd.

Research and development expenses for the three months ended September 30, 2026 decreased approximately 31% to approximately $0.5 million, compared to approximately $0.8 million for the comparable prior-year period, primarily due to lower manufacturing development costs.

General and administrative expenses for the three months ended September 30, 2026 increased approximately 138% to approximately $1.9 million, compared to approximately $0.8 million for the comparable quarter of 2025. The increase was primarily attributable to higher legal and financial advisory expenses associated with the Proposed Transaction.

Net loss for the quarter ended September 30, 2026 was approximately $1.7 million, or $0.72 per basic and diluted share, compared to approximately $0.5 million, or $0.33 per basic and diluted share, for the same period in 2025.

Cash and cash equivalents totaled approximately $5.8 million as of September 30, 2026, compared to approximately $7.9 million as of December 31, 2025.

About Xenetic Biosciences

Xenetic Biosciences, Inc. is a biopharmaceutical company focused on advancing innovative immuno-oncology technologies addressing difficult to treat cancers. The Company's proprietary DNase technology is designed to improve outcomes of existing treatments, including immunotherapies, by targeting neutrophil extracellular traps (NETs), which are involved in cancer progression. Xenetic is currently focused on advancing its systemic DNase program into the clinic as an adjunctive therapy for pancreatic carcinoma and locally advanced or metastatic solid tumors.

For more information, please visit the Company's website at www.xeneticbio.com and connect on X, LinkedIn, and Facebook.

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Forward-Looking Statements

This press release contains forward-looking statements that we intend to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," "remain," "focus", "confidence in", "potential", "continues", "warrants", "provides", "opportunity", "aim" and other words of similar meaning, including but not limited to, express or implied statements regarding the structure, timing and completion of the Proposed Transaction, including the combined company's listing on Nasdaq after closing of the Proposed Transaction, expectations regarding the ownership structure of the combined company, the future operations of the combined company, the nature, strategy and focus of the combined company, the development and commercial potential and potential benefits of NucleoCapture and Xenetic's DNase technology, anticipated clinical drug development activities and related timelines, including the expected timing for data and other clinical results, the competitive landscape of the combined company, the expected board composition of the combined company, and expectations regarding the combined company’s development programs and potential catalysts; all statements regarding the status, target and aim of, and anticipated results from, the investigator-initiated clinical study evaluating systemic recombinant human DNase in combination with anti-CD19 CAR T-cell therapy in patients with LBCL at the Tel Aviv Sourasky University Medical Center in Israel, including our expectations with respect to working with PeriNess and continued advancement of the study and anticipated treatments under the study; our focus on advancing innovative immuno-oncology technologies addressing difficult to treat cancers, the DNase platform improving outcomes of existing treatments, including immunotherapies, by targeting neutrophil extracellular traps (NETs), which are involved in cancer progression; and our focus on advancing our systemic DNase program into the clinic as an adjunctive therapy for pancreatic carcinoma and locally advanced or metastatic solid tumors; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Xenetic, Santersus or the combined company's control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Proposed Transaction are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Xenetic and Santersus to consummate the Proposed Transaction; (iii) risks related to each parties' ability to manage its operating expenses and its expenses associated with the Proposed Transaction pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transaction; (v) the risk that as a result of adjustments to the exchange ratio, Xenetic stockholders and Santersus stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Xenetic common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the Proposed Transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; (ix) the uncertainties associated with Xenetic platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its clinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the Proposed Transaction, including with respect to future financial and operating results; (xiv) risks related to the inability of the combined company to maintain compliance with Nasdaq listing requirements following closing of the Proposed Transaction, and the potential need for the combined company to effect a reverse stock split in order to satisfy Nasdaq listing requirements; (xv) risks related to the combined company raising additional working capital and financing its business; and (xvi) the other factors discussed under the heading "Risk Factors" in Xenetic's most recent Annual Report on Form 10-K and other filings with the SEC, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Xenetic makes and will make with the SEC in connection with the Proposed Transaction, including Xenetic's Proxy Statement described below under "Additional Information and Where to Find It." You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Xenetic, Santersus and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed acquisition transaction involving Xenetic and Santersus and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Xenetic will file with the SEC a Proxy Statement and Registration Statement on Form S-1. Each party may also file other documents regarding the Proposed Transaction with the SEC. Investors and security holders are urged to read carefully the proxy statement, registration statement on Form S-1, and other relevant documents filed or will be filed with the SEC, as well as any amendments or supplements thereto and any documents incorporated by reference therein, in their entirety if and when they become available because they contain or will contain important information about the proposed transaction, related matters and the parties to the proposed transaction.

Investors and security holders may obtain a free copy of the Proxy Statement, the Registration Statement on Form S-1, and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the documents (when they become available) filed with the SEC by Xenetic Biosciences will be available free of charge on Xenetic’s website at www.xeneticbio.com.

Participants in the Solicitation

Xenetic, and its directors and executive officers, and Santersus, and its directors and officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Xenetic in connection with the Proposed Transaction under the rules of the SEC. Information about the interests of these directors and executive officers and other persons who may be deemed to be participants in the solicitation of stockholders of Xenetic in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Proposed Transaction, which will be filed with the SEC. Additional information about Xenetic, the directors and executive officers of Xenetic and their ownership of Xenetic common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and amended on April 24, 2026, and its definitive proxy statement, as filed with the SEC on October 31, 2025, and other documents subsequently filed by Xenetic with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Xenetic securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or are expected to be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Proposed Transaction when it is filed with the SEC.

Contact:

JTC Team, LLC

Jenene Thomas

(908) 824-0775

xbio@jtcir.com

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